 Exhibit 10.3

STAR MOUNTAIN LOWER
MIDDLE-MARKET CAPITAL CORP.

SUBSCRIPTION DOCUMENTS

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.

Subscription Instructions

Basic Subscription Documents

Subscription to invest in shares of common stock of Star Mountain Lower Middle-Market Capital Corp., (the “Company”) may be made only by means of the completion, execution and delivery of the following basic subscription documents:

Subscriber Information Form:  Complete all requested information.

Subscription Agreement:  Date and sign the signature page.  The Subscription Agreement may be completed by a duly authorized officer or agent on behalf of the subscriber (the “Subscriber”).  Any person signing the Subscription Agreement in a representative capacity should type or print on the last page of the Subscription Agreement the name of the Subscriber, the name of the person signing the Subscription Agreement and the capacity in which he or she is signing.

IRS Forms W-9 and/or W-8: If you are a “U.S. person” for U.S. federal income tax purposes,1 complete and sign U.S. Internal Revenue Service (“IRS”) Form(s) W-9 (or any successor forms) in accordance with the instructions provided by the IRS to certify your U.S. taxpayer identification number.  If you are a non-U.S. person for U.S. federal income tax purposes, complete and sign the appropriate IRS Form(s) W-8 (or any successor forms).  Please see Appendix C hereto.

Supporting Documentation:  To help the government fight the funding of terrorism and money laundering activities, federal law requires the Company to obtain, verify and record certain identifying information with respect to all Subscribers.  Any subscription application may be rejected if the Subscriber fails to provide required identifying information.  To assist the Company in meeting its obligations and to ensure the investment is appropriately authorized, the Subscriber should submit the applicable documentation set forth in the matrices below.

[1]
For this purpose, a “U.S. person” generally includes (i) a citizen or resident of the United States, (ii) a partnership, corporation or other entity created or organized under the laws of the United States or any State thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) any trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all of the substantial decisions of the trust or (B) the trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes.

Subscription Instructions

Matrix for Required Items

Natural Persons

US Individuals		Non-US Individuals		IRA

●	Unexpired government issued photo ID of each Subscriber showing address, date of birth and signature	●	Unexpired government issued photo ID of each Subscriber showing address, date of birth and signature	●	Unexpired government issued photo ID of the IRA owner showing address, date of birth and signature

●	Signed/Dated Personal W-9	●	Signed/Dated Personal W-8	●	Signed/Dated Personal W-9

				●	Signed/Dated Custodian W-9

				●	Certificate of the Trustee/Custodian certifying that the signatory to the subscription documentation is duly authorized

Entities

Corporation	●	Articles of incorporation, certificate of good standing or government issued business license. (For a corporation formed outside of the United States, as an alternative to the foregoing, the corporation may provide any of: a corporate resolution, bank reference or three years of financial statements).

	●	For a corporation with at least one beneficial owner that owns more than 10% of such entity, each such beneficial owner must provide the following: name, permanent address, tax identification number and, in the case of a natural person, the applicable information required in the matrix “Natural Persons” above. If such beneficial owner is an entity, the foregoing information must be provided with respect to each beneficial owner that owns more than 10% of such entity.

	●	Any official document issued by an authorized government body that includes the name of the entity and either the principal office address in the country in which the corporation claims to be resident or in which the corporation was incorporated.

	●	Unexpired government issued photo ID of each person signing the subscription documents.

	●	Signed/Dated relevant IRS Form.

Subscription Instructions	2

Partnership	●	Partnership agreement identifying the general partner(s) and/or authorized persons empowered to sign the subscription documents.

	●	Certificate of good standing or government issued business license. (For a partnership formed outside of the United States as an alternative to the foregoing, the entity may provide either a bank reference or three years of financial statements.)

	●	For a partnership with at least one beneficial owner that owns more than 10% of such partnership, each such beneficial owner must provide the following: name, permanent address, tax identification number and, in the case of a natural person, the information required in the matrix “Natural Persons” above. If such beneficial owner is an entity, the foregoing information must be provided with respect to each beneficial owner that owns more than 10% of such entity.

	●	Any official document issued by an authorized government body that includes the name of the partnership and either the principal office address in the country in which the partnership claims to be resident or in which the partnership was formed.

	●	Unexpired government issued photo ID of each person signing the subscription documents.

	●	Signed/Dated relevant IRS Form.

Limited Liability Company	●	Limited liability company certificate of formation, limited liability company agreement, certificate of good standing or government issued business license. (For a limited liability company formed outside of the United States, as an alternative to the foregoing, the entity may provide either a bank reference or three years of financial statements.)

	●	For a limited liability company with at least one beneficial owner that owns more than 10% of such company, each such beneficial owner must provide the following: name, permanent address, tax identification number and, in the case of a natural person, the information required in the matrix “Natural Persons” above. If such beneficial owner is an entity, the foregoing information must be provided with respect to each beneficial owner that owns more than 10% of such entity.

	●	Any official document issued by an authorized government body that includes the name of the limited liability company and either the principal office address in the country in which the limited liability company claims to be resident or in which the limited liability company was formed.

	●	Unexpired government issued photo ID of each person signing the subscription documents.

	●	Signed/Dated relevant IRS Form.

Trust	●	Trust deed or agreement or relevant portions thereof showing appointment and authority of trustee(s) signing the subscription documents.

	●	Provide an unexpired government issued photo ID of each person signing the subscription documents.

	●	Signed/Dated relevant IRS Form.

Subscription Instructions	3

Employee Benefit Plan	●	Certificate of the trustee or an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the basic subscription documents.

	●	Provide an unexpired government issued photo ID of each person signing the subscription documents.

	●	Signed/Dated relevant IRS Form.

Delivery Instructions

Completed and executed subscription documents should be delivered to Star Mountain Fund Management, LLC via email to operations@starmountaincapital.com.

The sender of such email represents that it is authorized to send such documents by the person required to execute such documents.

All basic subscription documents, evidence of authorization and additional anti-money laundering disclosure documents will be returned to the Subscriber if this subscription is not accepted.

Payments of Capital Calls

Capital calls will be made pursuant to the terms set forth in the Private Placement Memorandum, as may be amended or supplemented from time to time (the “Memorandum”). Capital contributions are due within eight business days days after delivery of a capital call notice or as may otherwise be set forth in the Memorandum.  Payments for the amount called must be made by wire transfer to an account that will be designated by the Company, which information shall be provided at the time of payment.

Acceptance of Subscriptions

The acceptance of subscriptions is within the absolute discretion of the Company, which may require additional information prior to making a determination.  The Company will seek to notify the Subscriber of its acceptance or rejection of the subscription prior to the date of subscription.  If the subscription is rejected, the Company will promptly refund (without interest) to the Subscriber any subscription payments received by the Company.  The Company shall not be liable to the Subscriber for any rejection of its subscription.

Certain Regulatory Disclosures – European Union Investors

To fulfill certain regulatory requirements under the European Union General Data Protection Regulation (2016/679), prospective investors in the European Union should review the disclosure set forth in Appendix E hereto.

Additional Subscriptions

If you are an existing Subscriber and wish to subscribe for additional shares of common stock, please complete the Additional Subscription Form on page SA-18.

Subscription Instructions	4

Additional Information

Questions regarding the Subscription Agreement should be directed to:

Chris Gimbert
Star Mountain Fund Management, LLC
140 East 45th Street, 37th Floor
New York, NY 10017
Phone:  646-787-0203
Fax:  1-800-804-4278
Email:  Chris.Gimbert@StarMountainCapital.com;
Operations@StarMountainCapital.com

Subscription Instructions	5

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.

Privacy Policy

This Privacy Notice is provided to you as a result of certain federal privacy notice and disclosure regulations and explains the manner in which the Company collects, utilizes and maintains nonpublic personal information about each of the investors in the Company.  This Privacy Notice applies only to investors in the Company who are individuals or to certain entities that are essentially “alter egos” of individuals (e.g., grantor trusts, IRAs and similar individual self-directed estate planning or investment vehicles).

We respect your right to privacy and are committed to maintaining and safeguarding nonpublic information about you.  We do not disclose your personal information to companies or organizations not affiliated with us that would use the information we have provided them to contact you about their own products or services.  However, to manage the Company in a professional and efficient manner, we must from time to time obtain and disclose certain nonpublic personal information about you.  To protect the confidentiality of such information while making the necessary disclosures, we have developed the security policies described below.

Information We Collect

We collect nonpublic personal information about you from the following sources:

(i)
Information we receive from you through subscription agreements, investor questionnaires and other documents, such as your name, address, social security number, assets, income, employment and amounts or types of your investments;

(ii)	Information about your transactions with us, our affiliates and others, such as your Capital Account balance, other account data and participation in other investments;

(iii)	Information from outside sources, including consumer reporting agencies which may include credit reports; and

(iv)	Information we keep about the investments you purchase from us, as well as account balances and payment history.

Information We Disclose

We will only disclose nonpublic personal information to our affiliates and service providers as permitted by applicable law.  In general, we may share your nonpublic personal information with our affiliates (including those who are involved in the operation, service, administration or management of, or the sale of Interests in, the Company).  For example, we may share nonpublic personal information we collect as described above in connection with the administration and operations of the Company (including disclosure to attorneys, accountants, service providers, auditors or administrators).  We do not share your nonpublic personal information with companies or organizations not affiliated with us that would use the information we have provided them to contact you about their own products or services.

Privacy Policy

Our Security Procedures

Any service provider receiving your personal information will be authorized to use such information only to perform the services required of them by the Company and its affiliates, and then only as permitted by applicable law.  When we share personal information with companies working on our behalf, we protect your personal information where required by law with confidentiality agreements which obligate companies to keep your information confidential.  We restrict access to non-public personal information to those employees of the Company or its affiliates who require access to provide services to the Company and its affiliates and its investors.  We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your non-public personal information.  Your right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media.

We are committed to safeguarding the nonpublic personal information of our investors and will adhere to the foregoing policies for both our current and former investors.

Privacy Policy

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.

Subscriber Information Form

Each Subscriber for shares of common stock (“Shares”) in Star Mountain Lower Middle-Market Capital Corp., (the “Company”) is requested to furnish the following information (please print or type):

All Subscribers must complete this section:

1.	Identity of Subscriber

Name:

Permanent Address:

Please check all of the boxes that describe the beneficial owner(s) for whose account the Shares are being acquired.
☐	Individual	☐	Broker-dealer
☐	Joint (spouses)	☐	Insurance company
☐	Joint (other)	☐	Registered investment company
☐	Personal trust (taxable to grantor)	☐	Tax-exempt endowment
☐	Personal trust (other)	☐	Other tax-exempt organization
☐	Individual retirement account	☐	Employee benefit plan (self-directed)
☐	Charitable trust	☐	Employee benefit plan (trustee directed)
☐	Private tax-exempt foundation	☐	Fund of Funds
☐	Other private fund	☐	Banking or thrift institution
☐	Family partnership or LLC	☐	Sovereign wealth fund or foreign office institution
☐	Business entity (other)	☐	Other

If “Other” or “Business entity (other)” was checked, please describe the entity or beneficial owner: _____________________________________
_____________________________________________________________________________________________________________________

Subscriber Information Form	SI-1

2.	Contact Information

Primary Contact

Name:

Company Name:

Mailing Address:

Telephone:

Fax:

E-mail:

Please select one of the following reporting options for this Primary Contact:

☐	Standard Reporting	Includes Capital Statements, Investor Letters, Call/Distribution Notices, Tax Reporting, Audited Financial Statements, Subscription Confirmation and Legal Documents (as applicable)
☐	Tax/Financials Reporting	Includes Tax Reporting and Audited Financial Statements
☐	Legal Reporting	Includes Subscription Confirmation and Legal Documents

Secondary Contact (optional)

Name:

Company Name:

Mailing Address:

Telephone:

Fax:

E-mail:

Please select one of the following reporting options for this Secondary Contact:

☐	Standard Reporting	Includes Capital Statements, Investor Letters, Call/Distribution Notices, Tax Reporting, Audited Financial Statements, Subscription Confirmation and Legal Documents (as applicable)
☐	Tax/Financials Reporting	Includes Tax Reporting and Audited Financial Statements
☐	Legal Reporting	Includes Subscription Confirmation and Legal Documents

Subscriber Information Form	SI-2

Additional Contact (optional)

Name:

Company Name:

Mailing Address:

Telephone:

Fax:

E-mail:

Please select one of the following reporting options for this Additional Contact:

☐	Standard Reporting	Includes Capital Statements, Investor Letters, Call/Distribution Notices, Tax Reporting, Audited Financial Statements, Subscription Confirmation and Legal Documents (as applicable)
☐	Tax/Financials Reporting	Includes Tax Reporting and Audited Financial Statements
☐	Legal Reporting	Includes Subscription Confirmation and Legal Documents

 Authorized Persons

Please set forth below the names of persons authorized by the Subscriber to give and receive instructions between the Company and the Subscriber together with their respective signatures.  Such persons are the only persons so authorized until further written notice to the Company, signed by one or more of such persons.

Name	Signature

Subscriber Information Form	SI-3

3.	Consent to Receive Electronic Delivery of Reports and Other Communications

By submitting this subscription document the Subscriber hereby affirmatively agrees and consents to have the Company and/or the Advisor deliver or make available electronically all current and future account statements, the Memorandum (including all supplements and amendments thereto), any prospectuses, notices (including privacy notices), letters to investors, all audited and unaudited financial statements, including the annual audited financial statements, regulatory communications and other information, documents, data and records related to the Subscriber’s investment in the Company (collectively, “Account Communications”). The Subscriber acknowledges and agrees that electronic communication from the Company and/or the Advisor will include, among other things, e-mail delivery, as well as the electronic provision of Account Communications pertaining to the Subscriber via the Company’s or the Advisor’s web site or a web portal maintained by the Advisor, if applicable. The Subscriber acknowledges and agrees that it is the Subscriber’s affirmative obligation to notify the Advisor, in writing, of any changes to the Subscriber’s e-mail address.

The Subscriber may revoke or restrict its consent to electronic delivery of Reports and Other Communications at any time by notifying the Advisor, in writing, of the Subscriber’s intention to do so.

4.	Amount of Subscription

$_________________

5.	Source of Funds for this Investment (please check the box that applies)

☐ Employment Compensation	☐ Savings	☐ Investments

☐ Inheritance	☐ Other

Subscriber Information Form	SI-4

6.	Remitting Bank or Financial Institution

Capital contributions are due on or before the date specified by the Company in a written notice furnished to investors at least eight business days prior to such specified due date or as may otherwise be set forth in the Memorandum.  Payments for the amount called must be made by wire transfer of readily available funds to the account of the Company.  Please identify the bank or other financial institution (the “Wiring Institution”) from which the Subscriber’s funds will be wired.  Note that any amounts paid to the Subscriber will be paid to the same account from which its subscription funds were originally remitted, unless the Company agrees otherwise.

If the Wiring Institution is located in the U.S., please answer Question 6(a) below. If the Wiring Institution is located outside of the U.S., please answer Question 6(b) below.

(a)	U.S. Wiring Institutions

Beneficiary Bank Name:

Beneficiary Bank ABA:

Beneficiary Bank Address:

Account Name:

Account Number:

For Further Credit Account Name (if applicable):

For Further Credit Account Number (if applicable):

Subscriber Information Form	SI-5

(b)	Non-U.S. Wiring Institutions

Correspondent/Intermediary
Bank Name:

Correspondent/Intermediary
Bank ABA and/or SWIFT Code:

Beneficiary Bank Name:

Beneficiary Bank SWIFT Code:

Beneficiary Bank Address:

Beneficiary Bank Account Name:

Beneficiary Bank Account Number OR IBAN Number:

For Further Credit Account Name (if applicable):

For Further Credit Account Number (if applicable):

(c)	Is the Wiring Institution located in the U.S. or another “AMLSG List Country”[2]?

☐ Yes          ☐ No

If the answer is “Yes,” please answer Question 6(d) below.

If the answer is “No,” please contact the Company for additional information that may be required, which may include documentation verifying the identity of the Subscriber and/or the beneficial owner of the Shares, certification relating to anti-money laundering policies and procedures and a bank reference letter.

(d)	Is the Subscriber a customer of the Wiring Institution?

 ☐ Yes           ☐ No

If the answer is “No,” please contact the Company for additional information that may be required, which may include documentation verifying the identity of the Subscriber and/or the beneficial owner of the Shares, certification relating to anti-money laundering policies and procedures and a bank reference letter.

[2]	If the Wiring Institution is not located in an AMLSG List Country, the Company may require additional information. For such list, see: https://www.cima.ky/list-of-equivalent-jurisdictions.

Subscriber Information Form	SI-6

7.	Information Regarding Actual Ownership of the Shares

(a)	Is the Subscriber subscribing for Shares with the intent to sell, distribute or transfer the Shares to any other person or persons?

☐ Yes           ☐ No

Note:  Subscribers are generally required to subscribe for Shares with an intent to beneficially hold such Shares.  If the above question is answered “Yes,” the Company may require additional information regarding the intended transferee of the Shares.

(b)
Will any other person or persons have a beneficial interest in the Shares acquired (other than as a shareholder, partner or other beneficial owner of equity interests in the Subscriber), including as a result of an agent, custodian, nominee or trustee arrangement?

☐ Yes           ☐ No

Note:  If the above question is answered “Yes,” the Company may require additional information regarding the person or persons which have a beneficial interest in the Shares.

(c)
Do any of the following apply to the Subscriber: (i) the Subscriber controls, or is controlled by or under common control with, the Company or Star Mountain, (ii) the Subscriber is an employee or officer of the Company or Star Mountain, (iii) the Subscriber is a member of the immediate family of any of the foregoing or (iv) the Subscriber is a trust or other entity established for the benefit of any of the foregoing?

☐ Yes           ☐ No

Note:  If any of the above questions were answered “Yes,” please provide identifying information or contact the Company:

8.	Taxable Year-End

Please provide the Subscriber’s taxable year-end: ____________________________________________________________

Subscriber Information Form	SI-7

9.	Government Entities

Is the Subscriber a government entity or an officer, agent or employee thereof acting in his or her official capacity?

☐ Yes           ☐ No

Note:  For purposes of this question only, government entities include all state and local governments, their agencies and instrumentalities, and any investment programs, defined benefit plans as defined in Section 414(j) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), state general funds, pools of assets or plans sponsored or established by state and local governments, including all public pension plans and any participant-directed plan or program of a government entity, such as ‘‘qualified tuition plans’’ authorized by Section 529 of the Code, and retirement plans authorized by Section 403(b) or 457 of the Code.

If the answer is “Yes,” is the Subscriber aware of any political contributions it or any of its employees has received from the Company, the Company’s employees, Star Mountain or any of Star Mountain’s employees?

☐ Yes          ☐ No

If the answer is “Yes,” please provide the date of the contribution:

10.	Purchase of Shares Using Financing

Is the Subscriber subscribing for Shares using the financing of a third party, such as the proceeds of a loan?

☐ Yes         ☐ No

11.	Common Beneficial Ownership with other Investors

Does the Subscriber have any Affiliated Investors3 in the Company?

☐ Yes          ☐ No

Has the Subscriber agreed to act together with any other person for the purpose of acquiring, holding, voting or disposing of the Shares?

☐ Yes         ☐ No

If either of the above questions was answered “Yes,” identify the Affiliated Investor or the investor with which it has agreed to act together:

[3]
For purposes of question 10:  “Affiliated Investor” means any investor who would be deemed to be a Controlling Person with respect to the Shares held by the Subscriber or who would have an indirect Controlling Person in common.  A “Controlling Person” with respect to a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares, or is deemed to have or share, (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security and any person that has the right to become a Controlling Person as described in (i) or (ii) within 60 days, including through the exercise of an option, the termination of a contract or otherwise.

Subscriber Information Form	SI-8

12.	Subscriber Qualification

Subscriptions will be accepted only from persons who qualify as eligible investors within the meaning of applicable U.S. federal and state securities regulations.  Unless otherwise indicated, responses should be given by reference to the specific person for whose account the Shares are being acquired.

“Accredited Investor” Status

Each Subscriber must indicate whether it, he or she qualifies as an “accredited investor” pursuant to at least one of the following tests.  (Please check all that apply, or, if none applies, consult the Company.)

For Natural Persons:

☐
The Subscriber is a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000, excluding the value of the Subscriber’s primary residence.[4]

☐
The Subscriber is a natural person with individual income (without including any income of the Subscriber’s spouse) in excess of $200,000 or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same level of income in the current year.

For Entities:

☐	The Subscriber is an entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Company and is one of the following:

☐	a corporation;

☐	a partnership;

☐	a limited liability company;

☐	a business trust; or

☐	a tax-exempt organization described in Section 501(c)(3) of the Code.

☐
The Subscriber is a personal (non-business) trust, other than an employee benefit trust, with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Company and whose decision to invest in the Company has been directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment.

[4]
An individual need not deduct from his or her net worth the amount of mortgage debt secured by an excluded primary residence other than (i) the amount by which the mortgage liability exceeds the fair value of the residence and (ii) any increase in the amount of the debt secured by the primary residence in the 60 days preceding the date hereof unless the increase was a result of the acquisition of the residence.

Subscriber Information Form	SI-9

☐
The Subscriber is an employee benefit plan within the meaning of Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or an individual retirement account (an “IRA”) which satisfies at least one of the following conditions:

☐	it has total assets in excess of $5,000,000;

☐	the investment decision is being made by a plan fiduciary that is a bank, savings and loan association, insurance company or registered investment adviser; or

☐
it is a self‑directed plan (i.e., a tax-qualified defined contribution plan in which a participant may exercise control over the investment of assets credited to his or her account) and the decision to invest is made by those participants investing, and each such participant qualifies as an accredited investor.

☐
The Subscriber is an employee benefit plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, that has total assets in excess of $5,000,000.

☐
The Subscriber is licensed, or subject to supervision, by U.S. federal or state examining authorities such as a “bank”, “savings and loan association”, “insurance company”, or “small business investment company” (as such terms are used and defined in 17 CFR §230.501(a)) or is an account for which a bank or savings and loan association is subscribing in a fiduciary capacity.

☐
The Subscriber is registered with the United States Securities and Exchange Commission as a broker or dealer or an investment company; or has elected to be treated or qualifies as a “business development company” (within the meaning of Section 2(a)(48) of the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), or Section 202(a)(22) of the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”)).

☐	The Subscriber is an entity in which all of the equity owners are persons described above.

☐	None of the statements in this Question 12(a) (“Accredited Investor” Status) are applicable to the Subscriber.

Subscriber Information Form	SI-10

13.	Supplemental Data for Individuals

If the Subscriber is a natural person, furnish the following supplemental data (other investors may skip to Question 14):

(a)	Please indicate desired type of ownership interest.

☐	Individual	☐	Joint

(b)	State of Residence

Indicate the state, or if the Subscriber is not a United States citizen or permanent resident, the country where the Subscriber has his or her principal residence.

Note: If you are married and live in a community property state, both you and your spouse must sign the Signature Page of the Subscription Agreement.  Community property states are Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington and Wisconsin.

(c)	Please indicate the Subscriber’s date of birth:

(d)	Tax Information for Individuals

(i)	Is the Subscriber a U.S. citizen, “green card” holder or otherwise a tax resident of the United States?

☐  Yes          ☐  No

(ii)	Please provide the Subscriber’s U.S. Taxpayer Identification Number (SSN, EIN or ITIN, as applicable):

Please make sure the Subscriber has completed and signed IRS Form(s) W-9 or the appropriate IRS Form(s) W-8, as applicable, in accordance with the instructions provided by the IRS.  See Appendix C.

Subscriber Information Form	SI-11

(e)	Joint Subscriptions (if you are subscribing with another person, please answer the following questions.):

Please indicate type of ownership interest:

☐	Joint Tenants (rights of survivorship)
☐	Tenants in common (no rights of survivorship)

If you are subscribing with another person, please answer the following questions:

(i)	Is the other person a U.S. citizen, “green card” holder or otherwise a tax resident of the United States?

☐  Yes          ☐ No

(ii)	Please provide such other person’s U.S. Taxpayer Identification Number (SSN, EIN or ITIN, as applicable):

Please make sure such other person has completed and signed IRS Form(s) W-9 or the appropriate IRS Form(s) W-8, as applicable, in accordance with the instructions provided by the IRS.  See Appendix C.

Subscriber Information Form	SI-12

14.	Supplemental Data for Individual Retirement Account (IRA) Investors

(a)	Is the Subscriber an IRA as defined in Section 408(a) of the Code?

☐ Yes            ☐ No

(b)	If the Subscriber is subscribing as a trustee or custodian for an IRA, is the Subscriber a qualified IRA custodian or trustee?

☐ Yes            ☐ No

Note: If the above question is answered “No,” the Company may require additional information regarding the Subscriber.

(c)	Name of qualified IRA trustee or custodian:

(d)	U.S. Taxpayer Identification Number of qualified IRA trustee or custodian:

Please make sure the IRA trustee or custodian has completed and signed IRS Form(s) W-9 or the appropriate IRS Form(s) W-8, as applicable, in accordance with the instructions provided by the IRS.  See Appendix C.

(e)	Is the beneficial owner a U.S. citizen, “green card” holder or otherwise a tax resident of the United States?

☐ Yes            ☐ No

(f)	Please provide the beneficial owner’s U.S. Taxpayer Identification Number (SSN, EIN or ITIN, as applicable):

Please make sure the beneficial owner has completed and signed IRS Form(s) W-9 or the appropriate IRS Form(s) W-8, as applicable, in accordance with the instructions provided by the IRS.  See Appendix C.

Subscriber Information Form	SI-13

15.	Supplemental Data for Entities and Trusts

(a)	Legal form of entity:

(b)	Jurisdiction of organization:

(c)	Date of organization:

(d)	Briefly identify the Subscriber’s primary business:

(e)	Is the Subscriber a limited partnership or limited liability company with at least one beneficial owner that owns more than 10% of the Subscriber?

☐  Yes          ☐  No

Note: If the answer is “Yes,” each such beneficial owner must provide the Company with the following: name, permanent address, tax identification number and, in the case of a natural person, a copy of one of the following:  unexpired passport, photo driver’s license, other government issued photo ID or birth certificate. If such beneficial owner is an entity, the foregoing information must be provided with respect to each beneficial owner that owns more than 10% of such entity.

(f)	Controlling Person Status

Is the Subscriber or will the Subscriber be a person (including an entity) that has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice with respect to the assets of the Company or an “affiliate” of such a person? For purposes of this representation and agreement, an “affiliate” is any person controlling, controlled by or under common control with any such person, including by reason of having the power to exercise a controlling influence over the management or policies of such person?

☐  Yes          ☐  No

Subscriber Information Form	SI-14

(g)	Investor Status (ALL ENTITIES MUST COMPLETE THIS SECTION)

(1)
Is the Subscriber, or will the Subscriber become, (i) an employee benefit plan subject to the fiduciary provisions of ERISA, (ii) a “plan” subject to Section 4975 of the Code (a party described in (i) or (ii), a “Plan”), (iii) an entity (e.g., a fund-of-funds) whose underlying assets include “plan assets” for purposes of ERISA by reason of a Plan’s investment in the Subscriber (a “Plan Assets Entity”), or (iv) an entity that otherwise constitutes a “benefit plan investor” within the meaning of any U.S. Department of Labor regulation?

☐ Yes          ☐  No

If the answer to the above question is “No”, please skip to question 15(g)(2).

i.
Is the Subscriber an employee benefit plan or trust that is subject to the fiduciary provisions of ERISA (this includes U.S. pension plans and U.S. profit-sharing and 401(k) plans, “Multiemployer Plans” and “Taft-Hartley Plans” but does not include U.S. governmental plans, certain church plans and non-U.S. employee pension and welfare benefit plans)?

☐  Yes          ☐  No

ii.	Is the Subscriber an IRA, Keogh Plan or other “plan” subject to Section 4975 of the Code?

☐  Yes          ☐  No

iii.
Is the Subscriber a Plan Assets Entity (including, without limitation, an insurance company investing the assets of its general account (or the assets of a wholly owned subsidiary of its general account), the underlying assets of which include “plan assets” for purposes of Section 401(c) of ERISA)?

☐  Yes          ☐  No

If the answer to the above question is “Yes”, please indicate the maximum percentage of the Subscriber’s assets which may represent Plan assets:

iv.
Have beneficiaries of the Plan been provided the opportunity to decide individually whether or not to participate, or the extent of their participation, in the Plan’s investment in the Company (i.e., have beneficiaries of the Plan been permitted to determine whether their capital will form part of the specific capital invested by the Plan in the Company)?

☐  Yes          ☐  No

Note: If the above question is answered “Yes,” the Company may require additional information regarding the qualifications of each plan participant.

Subscriber Information Form	SI-15

(2)
Is the Subscriber a “governmental plan” within the meaning of Section 3(32) of ERISA or other “employee benefit plan” within the meaning of Section 3(3) that is subject to any laws or regulations that are similar to the fiduciary provisions of ERISA or Section 4975 of the Code?

☐   Yes          ☐   No

If the answer to the preceding question is “Yes,” is the Subscriber in compliance with all rules and regulations that constitute the body of law by which it is governed?

☐   Yes          ☐   No

Note: If the above question is answered “No,” the Company may require additional information regarding the Subscriber’s compliance with applicable rules and regulations.

(h)	Regulated Institutions (ALL ENTITIES MUST COMPLETE THIS SECTION)

Is the Subscriber a regulated institution that is subject to legal or regulatory restrictions or limitations on the nature of its investments (such as a bank or an insurance company)?

☐  Yes          ☐  No

If the answer to the preceding question is “Yes”, has the Subscriber verified that the proposed subscription is in compliance with applicable laws and regulations?

☐  Yes          ☐  No

Note: If the above question is answered “No,” the Company may require additional information regarding the Subscriber’s compliance with applicable laws and regulations.

Subscriber Information Form	SI-16

(i)	Tax Information (ALL ENTITIES MUST COMPLETE THIS SECTION)

(1)	Please provide the Subscriber’s/beneficial owner’s U.S. Taxpayer Identification Number (SSN, EIN or ITIN, as applicable):

Please make sure the Subscriber/beneficial owner has (or, with respect to an IRA, the IRA trustee or custodian has) completed and signed IRS Form(s) W-9 or the appropriate IRS Form(s) W-8, as applicable, in accordance with the instructions provided by the IRS.  See Appendix C.

(2)
Is the Subscriber exempt from U.S. federal income tax (e.g., a qualified employee benefit plan or trust, retirement account, charitable remainder trust, or a charitable foundation or other tax-exempt organization described in Section 501(c)(3) of the Code)?

 ☐  Yes          ☐  No

If the answer above is “Yes,” is the Subscriber subject to taxation on “unrelated business taxable income” under Sections 511-514 of the Code?
 ☐  Yes          ☐  No

16.	General Data Protection Regulation (for European Union natural person investors only)

Personal information is subject to certain legal safeguards specified in the EU General Data Protection Regulation (2016/679) (“GDPR”) and any national laws implementing the GDPR and the Directive on Privacy and Electronic Communications (2002/58/EC). In connection therewith, the Subscriber should review Appendix E attached hereto.

☐
Check this box only if the Subscriber does not consent to the Company and/or Advisor using the Subscriber’s information in order to provide the Subscriber with information regarding investments or products sponsored by the Advisor or its affiliates in which the Subscriber may be interested, as described in Appendix E. This includes ordinary course references to products sponsored by the Advisor in Company reports and letters.

Subscriber Information Form	SI-17

17.	“Bad Actor” Disqualification Event Questionnaire

The purpose of the questionnaire below is to obtain information from the Subscriber in connection with the offering of the Shares under Rule 506 of the Securities Act regarding certain convictions, orders, bars or expulsions that could either prevent the Company’s use of Rule 506 or require disclosure to potential investors.  The Subscriber acknowledges that the SEC may require the Company to disclose the information provided in this questionnaire to potential investors and consents to such disclosure.

Please answer every question.

If the Subscriber’s answer is “Yes,” please provide details in the explanation.  Unless otherwise stated, answers should be given as of the date the Subscriber signs the Subscription Agreement.  Certain questions are necessarily broad in scope, so if the Subscriber has doubts regarding whether something should be included in its response, please err on the side of over-inclusion.  The questionnaire below provides a space after each question for an explanation.  Please include a summary of all material facts in the provided space, including but not limited to, as appropriate, (i) the date of the order, conviction, bar, suspension, expulsion or injunction, (ii) the nature of the offense or conviction (including whether it is a felony or misdemeanor), (iii) the sentence received, (iv) the court or authority issuing the order or judgment or imposing the bar or suspension and (v) the dates for which the bar, suspension or expulsion is or will be in effect.  If any response does not fit in the allotted space, please continue the explanation in the “Continuation Page” attached as Appendix H of this document.  The Company may have additional follow-up questions for the Subscriber in connection with its responses.  Note that certain terms used in the questionnaire below, which first appear bolded and in italics, have technical meanings and are defined immediately below.

“affiliated” means a person or entity that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, another person or entity.

“Affiliated Investor” means any investor in the Company who would be deemed to be a Controlling Person with respect to the Shares held by the Subscriber or would have an indirect Controlling Person in common.  A “Controlling Person” with respect to a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares, or is deemed to have or share, (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security and any person that has the right to become a Controlling Person as described in (i) or (ii) within 60 days, including through the exercise of an option, the termination of a contract or otherwise.

“final order” means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.  An order may still be subject to appeal and still be deemed to constitute a “final order.”

“participating in the offering” can encompass, but is not limited to, activities such as participation or involvement in due diligence activities related to the offering, involvement in the preparation of disclosure documents, and communications with the issuer, prospective investors or other offering participants.  Whether activities are considered participating in the offering is a question of fact.

Subscriber Information Form	SI-18

(a)	Has the Subscriber or its Controlling Person been convicted, within the past ten years (or five years, in the case of the Company’s affiliated issuers), of any felony or misdemeanor:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

  ☐ Yes          ☐  No

If “Yes,” please explain:

(b)
Is the Subscriber or its Controlling Person subject to any order, judgment or decree of any court of competent jurisdiction, entered within the past five years, that currently restrains or enjoins it from engaging or continuing to engage in any conduct or practice:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐   Yes          ☐  No

If “Yes,” please explain:

(c)
Is the Subscriber or its Controlling Person subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

•	currently bars it from:
o	association with an entity regulated by such commission, authority, agency or officer;
o	engaging in the business of securities, insurance or banking; or
o	engaging in savings association or credit union activities; or
•	constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten years?

☐   Yes          ☐   No

If “Yes,” please explain:

Subscriber Information Form	SI-19

(d)
Is the Subscriber or its Controlling Person subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or 203(f) of the Advisers Act that currently:

•	suspends or revokes its registration as a broker, dealer, municipal securities dealer or investment adviser;
•	places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or
•	bars it from being associated with any entity or from participating in the offering of any penny stock?

☐   Yes          ☐   No

If “Yes,” please explain:

(e)
Is the Subscriber or its Controlling Person subject to any order of the SEC, entered within the past five years, that, currently orders it to cease and desist from committing or causing a violation or  future violation of:

•
any scienter-based anti-fraud provision of the federal securities laws, including, without limitation, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or

•	Section 5 of the Securities Act.

☐   Yes          ☐   No

If “Yes,” please explain:

(f)
Is the Subscriber or its Controlling Person currently suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐   Yes          ☐   No

If “Yes,” please explain:

Subscriber Information Form	SI-20

(g)
Has the Subscriber or its Controlling Person filed (as a registrant or issuer), or was the Subscriber or its Controlling Person named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐   Yes          ☐   No

If “Yes,” please explain:

(h)
Is the Subscriber or its Controlling Person subject to a United States Postal Service false representation order entered within the past five years, or is the Subscriber or its Controlling Person currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐   Yes          ☐   No

If “Yes,” please explain:

(i)
Is the Subscriber or its Controlling Person the subject of any ongoing proceeding, arbitration, action, indictment or charge that if resolved against it or such person could result in a “Yes” answer to any of the above questions?

☐   Yes          ☐   No

If “Yes,” please explain:

(j)
If the Subscriber responded “Yes” to any of the questions above, has the Subscriber or its Controlling Person obtained a waiver from disqualification under Rule 506(d) either (i) from the SEC or (ii) from the court or regulatory authority that entered the relevant order, judgment or decree?

☐   Yes          ☐   No

If “Yes,” please explain.  In the explanation, please include (i) the party which granted such waiver and (ii) the date such waiver was granted:

Subscriber Information Form	SI-21

(k)	Has the Subscriber or its Controlling Person agreed with any other person to act together for the purpose of acquiring, holding, voting or disposing of the Shares?

☐   Yes          ☐   No

If “Yes,” please describe:

(l)	Please identify each Affiliated Investor:

Subscriber Information Form	SI-22

Exhibit I

ELECTRONIC DELIVERY DISCLOSURE AND CONSENT

Star Mountain Fund Management, LLC (“Star Mountain”) offers the Subscriber the convenience of electronic delivery of disclosure and other documents in connection with an investment in Star Mountain Lower Middle-Market Capital Corp. (the “Company”). Terms used but not otherwise defined herein shall have the meanings given to them in the Subscriber Information Form to which this Exhibit I is attached.

This electronic delivery disclosure and consent applies to all documents that Star Mountain or the Company may provide to the Subscriber electronically and describes how Star Mountain and the Company deliver communications electronically.  Star Mountain and the Company may change this disclosure by posting the revised version on Star Mountain’s website.

Some of the documents that Star Mountain or the Company may provide to the Subscriber electronically are (as applicable):

•	Private Placement Memorandum and any supplements or amendments thereto
•	Prospectuses
•	Capital call notices
•	Distribution notices
•	Privacy Notices
•	Capital account statements
•	Periodic notices, consents, waivers or demands as provided in the Memorandum
•	Privacy policy
•	Audited and unaudited financial statements of the Company
•	Regulatory communications and other information
•	Tax reporting
•	Investor letters

Electronic delivery of documents

Pursuant to Item 3 of the Subscriber Information Form to which this Exhibit I is attached, the Subscriber hereby affirmatively agrees and consents to have the Company and/or the Advisor deliver or make available electronically all current and future account statements, the Memorandum (including all supplements and amendments thereto), any prospectuses, notices (including privacy notices), letters to investors, all audited and unaudited financial statements, including the annual audited financial statements, regulatory communications and other information, documents, data and records related to the Subscriber’s investment in the Company (collectively, “Account Communications”). The Subscriber acknowledges and agrees that electronic communication from the Company and/or the Advisor will include, among other things, e-mail delivery, as well as the electronic provision of Account Communications pertaining to the Subscriber via the Company’s or the Advisor’s web site, if applicable. The Subscriber acknowledges and agrees that it is the Subscriber’s affirmative obligation to notify the Advisor, in writing, of any changes to the Subscriber’s e-mail address.

Subscriber Information Form	Exhibit I-1

The Subscriber may revoke or restrict its consent to electronic delivery of Reports and Other Communications at any time by notifying the Advisor, in writing, of the Subscriber’s intention to do so.

Hardware and Software requirements

In order to access and retain electronic documents, the Subscriber will need the following computer hardware and software:

•	a computer with an Internet connection;
•	a current web browser that supports the Secure Sockets Layer (SSL) protocol (e.g., Microsoft Internet Explorer® version 7 or higher and Mozilla Firefox® version 3);
•	Adobe Acrobat Reader version 8.0 and above to open documents in .pdf format;
•	a valid email address (the Subscriber’s primary email address as provided in the Subscriber Information Form to which this Exhibit I is attached); and
•	sufficient storage space to save the information.

By giving consent, the Subscriber is confirming that it has access to the necessary equipment and is able to receive, open and print or download copies of any documents for its records.  The Subscriber may print or save a copy of these documents for its records as they may not be accessible online at a later date.

Withdrawing consent; Requesting paper copies; Updating information

The Subscriber can request that Star Mountain and the Company send the Subscriber a paper copy of any document that was originally provided electronically, withdraw its consent to receive future documents electronically, or provide Star Mountain and the Company with updated information about how it can contact the Subscriber electronically by writing to Star Mountain.

Subscriber Information Form	Exhibit I-2

The Subscriber can write to the Company at:

Star Mountain Lower Middle-Market Capital Corp.
c/o Star Mountain Fund Management, LLC
140 East 45th Street, 37th Floor
New York, NY 10017

The Subscriber can revoke or restrict its consent to electronic delivery, but doing so will not affect the legal effectiveness, validity, or enforceability of the electronic documents that were provided to the Subscriber before its withdrawal became effective.  If the Subscriber withdraws consent for electronic delivery, Star Mountain will provide documents to the Subscriber via mail and/or facsimile.  The Subscriber’s withdrawal of consent may be effective either immediately or a reasonable amount of time thereafter as specified in the Subscriber’s consent withdrawal notice.

Subscriber Information Form	Exhibit I-3

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.

Subscription Agreement

Star Mountain Fund Management, LLC
140 East 45th Street, 37th Floor
New York, NY 10017

Ladies and Gentlemen:

The undersigned (the “Subscriber”) hereby acknowledges having received and read the current Private Placement Memorandum, as may be amended or supplemented from time to time (the “Memorandum”) of Star Mountain Lower Middle-Market Capital Corp., a Delaware corporation (the “Company”).  The Company will invest all proceeds of the shares of common stock issued by the Company in accordance with the Memorandum. Prior to or simultaneously with delivery of this Subscription Agreement to Star Mountain Fund Management, LLC, the investment advisor of the Company (the “Advisor”).  Terms used but not otherwise defined herein shall have the meanings given to them in Appendix B hereto.

Subscription Commitment

The Subscriber hereby subscribes for shares of common stock in the Company (the “Shares”) having a capital commitment in the amount set forth in the accompanying Subscriber Information Form completed and signed by the Subscriber, which shall be considered an integral part of this Subscription Agreement (the “Subscriber Information Form”).  The Subscriber shall make capital contributions, in cash, in installments as called from time to time by the Company, up to an amount constituting the Subscriber’s “Unfunded Capital Commitment,” determined in accordance with the Memorandum and the Subscriber Information Form.

The Subscriber understands that this subscription is not binding on the Company until accepted by the Company, and may be rejected, or accepted in part and rejected in part, by the Company in its absolute discretion.

If this application for subscription is accepted, written confirmation of the Company’s acceptance of the Subscriber’s subscription will be sent to the Subscriber by the Company’s administrator or sub-administrator as soon as practicable after the date on which the Subscriber is issued shares of the Company.  Such written confirmation shall constitute the acceptance and agreement of the Company to this Subscription Agreement.  For the avoidance of doubt, the Subscriber acknowledges that it may not receive a countersigned Subscription Agreement.

If so rejected, the Company shall return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Company and the Subscriber shall have no further obligation to each other hereunder.  The Company shall be held harmless for any rejection of the Subscriber’s subscription.  Unless and until rejected by the Company, this subscription shall be irrevocable by the Subscriber.

Subscription Agreement	SA-1

To the extent that the Company has outstanding obligations under a credit facility, the Subscriber agrees in favor of the Company and any subscription lender that it shall be unconditionally obligated to fund, in accordance with this Subscription Agreement, any portion of its Unfunded Capital Commitment that will be used for the repayment of borrowings under the credit facility without defense, counterclaim, reduction or offset of any kind, including any suretyship defense and any defense arising under Section 365(c) of the United States Bankruptcy Code, if applicable (and each of such defenses is hereby waived by the Subscriber); provided that such agreement to fund shall not act as a waiver by the Subscriber of its right to assert independently any claim that the Subscriber may have against any other Subscriber or the Company.

Representations, Warranties and Covenants – all Investors

To induce the Company to accept this subscription, the Subscriber hereby makes the following representations, warranties and covenants to the Company:

(a)          The Subscriber represents that it is an “accredited investor,” as such term is defined in Rule 501(a) of the U.S. Securities Act of 1933, as amended (the “Securities Act”).  The information set forth in the accompanying Subscriber Information Form (including, without limitation, any IRS Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP, and/or W-8IMY and/or W-9, or any successor forms) is accurate and complete as of the date hereof, and the Subscriber agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement, or any information provided pursuant to the Subscriber Information Form (including, without limitation, any IRS Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP, and/or W-8IMY and/or W-9, or any successor forms) becomes untrue, misleading, or otherwise requires updating at any time (including upon the expiration or obsolescence of such form).  For so long as the Subscriber is a shareholder, the Subscriber further agrees to provide any revised or updated information necessary to cause the Subscriber Information Form to remain true and correct as soon as practicable upon the Subscriber becoming aware that any such change or revision is necessary.  If the Subscriber’s Shares constitute or will at any time in the future constitute more than 15 percent in interest of the Company’s voting securities, the Subscriber agrees to complete a separate questionnaire regarding any convictions, judgments, suspensions, bars or orders relating to securities offerings, commodity futures business or certain other businesses.  Such questionnaire and the information and representations otherwise provided under this Section shall form a part of this document and shall be subject to, among other things, the indemnification provisions and the duty to update information contained in this Subscription Agreement.

(b)          Except as disclosed in the accompanying Subscriber Information Form, the Subscriber is acquiring the Shares for the Subscriber’s own account, does not have any contract, undertaking or arrangement with any person or entity to sell, transfer or grant a participation with respect to any of the Shares, and is not acquiring the Shares with a view to or for sale in connection with any distribution of the Shares.

Subscription Agreement	SA-2

(c)          The Subscriber understands that the Shares have not been and may not be registered under the Securities Act or any state law and that, as a BDC, the Company is subject to only certain provisions of the Investment Company Act.  The Subscriber agrees to notify the Company prior to any proposed sale, transfer, distribution or other disposition of the Shares or any beneficial interest therein, and will not sell, transfer, distribute or otherwise dispose of the Shares without the consent of the Company, which may be granted or withheld in the Company’s sole discretion, and unless the Shares are registered or such sale, transfer, distribution or other disposition is exempt from registration.  The Subscriber understands that any such transfers without the consent of the Company are void ab initio.  The Subscriber understands that the Company is under no obligation to assist the Subscriber in obtaining or complying with any exemption from registration.  The Company may require that a proposed transferee meet appropriate financial and other suitability standards and that the transferor furnish a legal opinion satisfactory to the Company and its counsel that the proposed transfer complies with applicable U.S. federal, state and any other applicable securities laws.

(d)        The Subscriber understands and agrees further that, except as specifically set forth in the Memorandum, its Shares must be held indefinitely unless such Shares are subsequently registered under the Securities Act, the securities laws of any state and the securities laws of any other applicable jurisdiction or an exemption from registration under the Securities Act and these laws covering the sale of such interests is available; that even if such an exemption is available, the assignability and transferability of its Shares will be governed by the Memorandum, which imposes substantial restrictions on transfer; that legends stating that its Shares have not been registered under the Securities Act and these laws and setting out or referring to the restrictions on the transferability and resale of the Shares will be placed on all documents evidencing such Shares.

(e)          In formulating a decision to invest in the Company, the Subscriber has not relied or acted on the basis of any representations or other information purported to be given on behalf of the Company or the Advisor except as set forth in the Memorandum (it being understood that no person has been authorized by the Company or the Advisor to furnish any such representations or other information).

(f)          To its full satisfaction, the Subscriber has been provided with any materials the Subscriber has requested relating to the Company, the offering of Shares or any statement made in the Memorandum, and the Subscriber has been afforded the opportunity to ask questions of representatives of the Company concerning the terms and conditions of the offering and to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Memorandum.

(g)          The Subscriber recognizes that there is not now any public market for Shares and that such a market may not develop; accordingly, it may not be possible for the Subscriber to readily liquidate the Subscriber’s investment in the Company.

(h)          The Subscriber is not prohibited by any applicable law from holding Shares or any investment interest in the investments to be pursued by the Company.

(i)          If the Subscriber is a natural person, the Subscriber has the legal capacity to execute, deliver and perform this Subscription Agreement and the Memorandum.

(j)          If the Subscriber is a corporation, partnership, limited liability company, trust or other entity, it is authorized and qualified to become a shareholder of, and authorized to make its capital commitment to, the Company and otherwise to comply with its obligations under the Memorandum; the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so; and this Subscription Agreement has been duly executed and delivered on behalf of the Subscriber and is the valid and binding agreement of the Subscriber, enforceable against the Subscriber in accordance with its terms.  In addition, such Subscriber will, upon request of the Company, deliver any documents, including an opinion of counsel to the Subscriber, evidencing the existence of the Subscriber, the legality of an investment in the Company and the authority of the person executing this Subscription Agreement on behalf of the Subscriber which may be requested by the Company.

Subscription Agreement	SA-3

(k)         Upon the request of the Company, the Subscriber shall provide such information and execute such documents as may be required in connection with any loan to the Company.

(l)         The Subscriber has carefully reviewed and understands the various risks of an investment in the Company, as well as the fees and conflicts of interest to which the Company is subject, as set forth in the Memorandum.  The Subscriber hereby consents and agrees to the payment of the fees so described to the parties identified as the recipients thereof, and to such conflicts of interest.

(m)         The Subscriber believes that the compensation terms of the Memorandum represent an “arm’s-length” arrangement and the Subscriber is satisfied that it has received adequate disclosure from the Company to enable it to understand and evaluate the compensation and other terms of the Memorandum and the risks associated therewith.

(n)       The Subscriber agrees to provide the Company and/or the administrator in a timely manner any additional tax information or documentation that the Company or the administrator believes is required or will enable it, the Company or any affiliate of the foregoing to comply with or mitigate any of their respective tax reporting, tax withholding, and/or tax compliance obligations, or which may arise as a result of a change in law or in the interpretation thereof.

(o)          The Subscriber acknowledges and understands that if, as a result of any information or other matter which comes to its attention, any person resident in the Cayman Islands knows or suspects or has reasonable grounds for knowing or suspecting that another person is engaged in criminal conduct or is involved with terrorism or terrorist property and the information for that knowledge or suspicion came to their attention in the course of business in the regulated sector, or other trade, profession, business or employment, the person will be required to report such knowledge or suspicion to (i) the Financial Reporting Authority of the Cayman Islands (“FRA”) or a nominated officer (appointed in accordance with the Proceeds of Crime Law (Revised) of the Cayman Islands), if the disclosure relates to criminal conduct or money laundering, or (ii) the FRA or a police constable or a nominated officer, pursuant to the Terrorism Law (Revised), if the disclosure relates to involvement with terrorism or terrorist financing and terrorist property; and such a report shall not be treated as a breach of confidence or of any restriction upon the disclosure of information imposed by any enactment or otherwise.

(p)          None of the Subscriber’s subscription funds consist of Proceeds of Municipal Securities or Municipal Escrow Investments.

Anti-Money Laundering and Related Representations, Warranties and Covenants – all Investors

(a)          The Subscriber represents and warrants that neither the Subscriber nor any holder of any beneficial interest in the Shares (each a “Beneficial Interest Holder”)5 and, in the case of a Subscriber or Beneficial Interest Holder which is an entity, no Related Person is:

[5]
Beneficial Interest Holders will include, but not be limited to: (i) shareholders of a corporation; (ii) partners of a partnership; (iii) members of a limited liability company; (iv) any person controlling or controlled by the Subscriber; (v) investors in a fund-of-funds; (vi) the grantor of a revocable or grantor trust; (vii) the beneficiaries of an irrevocable trust; (viii) the individual who established an IRA; (ix) the participant in a self-directed pension plan; (x) the sponsor of any other pension plan; and (xi) any person being represented by the Subscriber in an agent, custodian, representative, intermediary, nominee or similar capacity.  If the Beneficial Interest Holder is itself an entity, the information and representations set forth herein must also be given with respect to its individual beneficial owners.  If the Subscriber is a publicly-traded company, it is only obligated to conduct due diligence as to its beneficial owners that own 5% or more interest in the company.

Subscription Agreement	SA-4

(1)
A person or entity whose name appears on (i) the List of Specially Designated Nationals and Blocked Persons, (ii) the List of Foreign Sanctions Evaders, or (iii) the Sectoral Sanctions Identification List, each maintained by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”) or other list designated by the Company from time to time;

(2)
A person or entity who appears on the sanctions lists adopted by the United Nations and the European Union to such extent such sanctions are extended by the U.K. government to its overseas territories;

(3)
A person or entity who is a citizen or resident of, which is located in, which is organized or chartered under the laws of, or whose subscription funds are transferred from or through an account in, a jurisdiction which is the subject of an OFAC embargo (currently, the Crimea Region, Cuba, Iran, North Korea, Sudan, and Syria; hereinafter referred to as “OFAC Embargoed Territories”) or has been identified by the Secretary of State as a state sponsor of terrorism;

(4)	A person or entity with which the Company is prohibited to deal under the laws of the United States, including the sanctions laws administered by OFAC;

(5)	A Foreign Shell Bank;

(6)	A person or entity who is a citizen or resident of, or which is located in, or whose subscription funds are transferred from or through an account in a Non-Cooperative Jurisdiction;

(7)
A person or entity who is citizen or resident of, located in, or organized or chartered under the laws of, a jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns;[6]

(8)
A Senior Foreign Political Figure, any member of a Senior Foreign Political Figure’s Immediate Family or any Close Associate of a Senior Foreign Political Figure, or a corporation, business or other entity that has been formed for the benefit of the above listed individuals; or

[6]
The Treasury Department’s Financial Crimes Enforcement Network (“FinCEN”) issues advisories regarding countries of primary money laundering concern.  FinCEN’s advisories are posted at http://www.fincen.gov.

Subscription Agreement	SA-5

(9)	A Politically Exposed Person, any member of a Politically Exposed Person’s Immediate Family or a Close Associate of a Politically Exposed Person.

(b)         The Subscriber represents and warrants that (except as otherwise disclosed to the Company in writing) its subscription funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an Offshore Bank, or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction or an OFAC Embargoed Territory.

(c)          The Subscriber represents and warrants that no capital commitment, contribution, or payment to the Company by the Subscriber and no distribution to the Subscriber by the Company shall cause the Company or the Advisor to be in violation of any applicable anti-money laundering, sanctions, or anti-terrorism laws and regulations including, but not limited to, the USA PATRIOT Act and the sanctions regulations administered by OFAC.

(d)          If the Subscriber or any Beneficial Interest Holder is a financial institution as defined in the Bank Secrecy Act, 31 U.S.C. § 5312(a)(2)(A) – (X), and is investing in the Company on behalf, directly or indirectly, of any of its customer accounts (as defined in rules under the USA PATRIOT Act), the Subscriber represents and warrants that it and any Beneficial Interest Holder is aware of the obligations imposed upon it by the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001, which comprises Title III of the USA PATRIOT Act, and is and shall remain in compliance with its obligations thereunder.

(e)          If the Subscriber or any Beneficial Interest Holder is a European person or firm that is subject to local legislation implementing the EC Money Laundering Directives or is established or based in a non-EU jurisdiction (other than the United States) and subject to anti-money laundering legislation (any of the foregoing anti-money laundering legislation, “Non-U.S. AML Regulations”), the Subscriber represents and warrants that it and any Beneficial Interest Holder is aware of the obligations imposed on it by Non-U.S. AML Regulations and is and shall remain in compliance with its obligations thereunder.

(f)          The Subscriber acknowledges and agrees that any monies paid to it will be paid to the same account from which its subscription funds were originally remitted, unless the Company agrees otherwise.

(g)          If the Subscriber is a fund-of-funds, or is purchasing the Shares as agent, custodian, representative, intermediary/nominee or in any similar capacity for any other person, or is otherwise requested to do so by the Company, it represents and warrants that (i) it is in compliance with all applicable anti-money laundering, sanctions and anti-terrorism laws and regulations, (ii) it shall provide a copy of its anti-money laundering and know-your-customer policies (collectively, “AML Policies”) to the Company, (iii) its AML Policies are designed to address applicable anti-money laundering, sanctions, and anti-terrorism laws and regulations, and (iv) it is in compliance with its AML Policies, its AML Policies have been approved by counsel or internal compliance personnel reasonably informed of anti-money laundering policies and their implementation and has not received a deficiency letter, negative report or any similar determination regarding its AML Policies from independent accountants, internal auditors or some other person responsible for reviewing compliance with its AML Policies.

Subscription Agreement	SA-6

(h)          The Subscriber represents and warrants that, with respect to any Beneficial Interest Holder, it (i) has conducted thorough due diligence (and where appropriate, enhanced due diligence), (ii) has established the identity of those Beneficial Interest Holders and their respective source of funds, and (iii) will retain evidence of any such identities, any such source of funds and any such due diligence.  The Subscriber represents and warrants that it does not know or have any reason to suspect that (i) the monies used to fund any Beneficial Interest Holder’s direct or indirect investment in the Shares has been or will be derived from or related to any illegal activities, including without limitation money laundering activities; or (ii) the proceeds from any Beneficial Interest Holder’s direct or indirect investment in the Shares will be used to finance any illegal activities, and the Subscriber has reasonable risk-based procedures in place to ensure itself of the same.

(i)          The Subscriber understands that the Company and its affiliates may take steps to verify the identity of the Subscriber and any Beneficial Interest Holder.  The Subscriber agrees to promptly notify the Company of any change in information affecting the representations and covenants contained in this section “Anti-Money Laundering and Related Representations, Warranties and Covenants – all Investors.”  The Subscriber also agrees to provide the Advisor, the Company and Star Mountain with any additional information and/or documentation that any of such persons deems necessary or appropriate to ensure compliance with all applicable laws concerning money-laundering and similar activities.  The Subscriber acknowledges that the Company shall be held harmless and be indemnified against any loss arising as a result of a failure to process the subscription application if any such information that is required by the Company is delayed or not provided by the Subscriber in a timely manner.

(j)          The Subscriber acknowledges that the Company, Advisor, Star Mountain and their affiliates may be obliged under applicable laws to submit information to the relevant regulatory authorities if the Company, Advisor, Star Mountain and/or their affiliates know, suspect or have reasonable grounds to suspect that any person is engaged in money laundering, drug trafficking or the provision of financial assistance to terrorism and that the Company, Advisor, Star Mountain and/or their affiliates may not be permitted to inform anyone of the fact that such a report has been made.  The Subscriber authorizes and consents to the Company releasing information about the Subscriber and, if applicable, any Beneficial Interest Holder, to appropriate governmental authorities if the Company determines in good faith that it is in the best interests of the Company in light of applicable anti-money laundering, sanctions, and anti-terrorism laws and regulations.

(k)          The Subscriber is advised that, by law, the Company may be obligated to “freeze the account” of such Subscriber, either by prohibiting additional investments from the Subscriber, withholding distributions and/or segregating the assets in the account in compliance with governmental regulations, and the Company may also be required to report such action and to disclose the Subscriber’s identity to OFAC or other authorities.

(l)          The Subscriber further acknowledges that, notwithstanding anything to the contrary contained in the Memorandum, any side letter or any other agreement, the Company and the Advisor may prohibit additional capital contributions by the Subscriber, restrict distributions to the Subscriber, suspend the payment of withdrawal proceeds to the Subscriber, or take any other reasonably necessary or advisable action with respect to the Shares, if the Company reasonably deems it necessary to do so to comply with anti-money laundering, sanctions, or anti-terrorism laws and regulations applicable to the Company, Advisor, Star Mountain, any of their affiliates or any of the Company’s service providers.

(m)          The Subscriber agrees that neither the Company, Advisor, Star Mountain nor any of their affiliates shall have any liability to the Subscriber for any loss or liability that the Subscriber may suffer to the extent that it arises out of, or in connection with, compliance by the Company, Advisor, Star Mountain and/or their affiliates in good faith with the requirements of applicable anti-money laundering, sanctions, and anti-terrorism legislation or regulatory provisions.

Subscription Agreement	SA-7

Representations, Warranties and Covenants – Benefit Plan Investors

For the purpose of the following representations, references to “Subscriber” include references to the entity for which the Subscriber is investing, where appropriate.  If the Subscriber is or will be in the future, or is or will be in the future acting on behalf of, (i) an employee benefit plan (as defined in Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, (ii) a “plan” (including an individual retirement account (“IRA”) or Keogh plan) subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) any entity whose underlying assets include plan assets for purposes of ERISA or Section 4975 of the Code by reason of a plan’s investment in the entity (a “Plan Assets Entity”) or any other plan that is subject to laws or regulations that are similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”), to induce the Company to accept this subscription, the Subscriber hereby makes the additional representations, warranties and covenants to the Company:

(a)          The person executing this Subscription Agreement on behalf of the Subscriber either is a “named fiduciary” (within the meaning of ERISA) of the Subscriber, or is authorized to act on behalf of a named fiduciary of the Subscriber pursuant to a proper delegation of authority.

(b)          The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereunder, and in the Memorandum will not result in a breach or violation of any charter or organizational documents pursuant to which the Subscriber was formed, or any statute, rule, regulation or order of any court or governmental agency or body having jurisdiction over the Subscriber or any of its assets, or in any material respect, any mortgage, indenture, contract, agreement or instrument to which the Subscriber is a party or otherwise subject.

(c)          The investment in the Company is permitted by the governing documents of the Subscriber and such documents permit the Subscriber to invest in entities which will engage in the investment program described in the Memorandum.

(d)          The Subscriber, through appropriate fiduciaries, has carefully reviewed and understands the various risks of an investment in the Company, as well as the fees and conflicts of interest to which the Company is subject, as set forth in the Memorandum.  The Subscriber hereby consents and agrees to the payment of the fees so described to the parties identified as the recipients thereof, and to such conflicts of interest.

(e)          The Subscriber is aware of and, in deciding to invest in the Company, has taken into consideration the diversification requirements of Section 404(a)(1)(C) of ERISA or other applicable law, if any, and the decision to invest in the Company is consistent with such provisions.

(f)          The Subscriber’s decision to invest in the Company was made solely and independently by a fiduciary of the Subscriber who has no affiliation with the Company or any of its affiliates or employees and without relying on any recommendation of the Company or any of its affiliates or employees as a basis for its decision, and any ongoing evaluation of the Company as an investment in the Subscriber’s overall portfolio (including any decision to remain invested in the Company or to make additions to or withdrawals from the Company) will be made solely and independently by such a fiduciary, without relying on any recommendation of the Company or any of its affiliates or employees as a basis for such decision.

Subscription Agreement	SA-8

(g)          The appropriate fiduciaries of the Subscriber have considered the investment in the Company in light of the risks relating thereto and fiduciary responsibility provisions (whether under ERISA or otherwise) applicable to the Subscriber and have determined that, in view of such considerations, the investment is appropriate for the Subscriber and is consistent with such fiduciaries’ responsibilities (whether under ERISA or otherwise).

(h)          The Subscriber, through the appropriate fiduciaries, has been given the opportunity to discuss the Subscriber’s investment in the Company, and the structure and operation of the Company with the Advisor and has been given all information that the Subscriber or the appropriate fiduciaries have requested and which the Subscriber or the appropriate fiduciaries deemed relevant to the Subscriber’s decision to participate in the Company.

(i)          To the extent (x) the Subscriber is an IRA, Keogh plan or other “plan” subject to Section 4975(e)(1) of the Code (or if the Subscriber is an entity whose underlying assets include the assets of such an account or plan) and (y) the Subscriber’s Shares are being held by a custodian, the Subscriber acknowledges and agrees that (i) the Company may, without further instruction or consent of the Subscriber or any beneficial owner of the Subscriber, re-register the Subscriber’s Shares in the name of the beneficial owner of such Subscriber upon instruction provided by such custodian that it is no longer willing to custody or act as custodian for the Subscriber’s Shares and the Subscriber has not simultaneously provided a substitute custodian for such IRA, and (ii) such re-registration may have adverse consequences to the beneficial owner of such IRA or other plan.

(j)          The execution and delivery of this Subscription Agreement, and the acquisition and redemption of the Shares, do not and will not constitute a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a violation of any Similar Law.

(k)          By signing this Subscription Agreement, each Subscriber that is a Plan Assets Entity (including a Plan Assets Entity using the assets of an insurance company general account) hereby covenants that if, after its initial acquisition of Shares, at any time the percentage of the assets of such general account or Plan Assets Entity as applicable, that constitute “plan assets” for purposes of Title I of ERISA or Section 4975 of the Code exceeds the percentage specified by the Subscriber in Question 15(g) of the Subscriber Information Form, then such Subscriber shall promptly notify the Company of such occurrence in writing.

(l)          The Subscriber expressly acknowledges that the Advisor has the authority to require the redemption, withdrawal or other cancellation of such Shares if the Advisor determines that the continued holding of such interest, in the opinion of the Advisor, could result in the Company being subject to ERISA or Section 4975 of the Code.

Subscription Agreement	SA-9

Representations, Warranties and Covenants – Governmental Plan Investors and Foreign Plan Investors

For the purpose of the following representations, references to “Subscriber” include references to the entity for which the Subscriber is investing, where appropriate.

If the Subscriber is or will become, or is or will be acting on behalf of (x) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, (y) an employee benefit plan maintained outside of the United States primarily for the benefit of persons substantially all of whom are nonresident aliens (as described in Section 4(b)(4) of ERISA) or (z) any other benefit plan that is subject to Similar Law, then (i) there is no provision in the instruments governing such plan or any U.S. federal, state or local or foreign law, rule, regulation or constitutional provision applicable to the plan that could in any respect affect the operation of the Company by the Advisor or prohibit any action contemplated by the operational documents and related disclosure of the Company, including, without limitation, the investments which may be made pursuant to the Company’s investment strategies, the concentration of investments for the Company and the payment by the plan of incentive or other fees, and (ii) the plan’s investment in the Company will not conflict with or violate the instruments governing such plan or any U.S. federal, state or local or foreign law, rule, regulation or constitutional provision applicable to the plan.

Representations, Warranties and Covenants – Non-U.S. Investors

Japanese Investors

For the purpose of the following representations, warranties and covenants, references to “Japanese Investor” means a Japanese resident, as defined in the first sentence of Article 6, Paragraph 1, Item 5 of the Foreign Exchange and Foreign Trade Law of Japan, or any person or entity that was solicited in Japan in connection with its subscription of Shares.

(m)     Each Subscriber who is a Japanese Investor and qualifies as a “qualified institutional investor” (tekikaku kikan toshika) (“Qualified Institutional Investor”) as defined in Article 10, Paragraph 1 of the Cabinet Office Ordinance Concerning Definitions Provided in Article 2 of the Financial Instruments and Exchange Law of Japan:

(10)	hereby agrees that such Subscriber shall not transfer any Shares to another person in any way other than to other Qualified Institutional Investors;

(11)
hereby represents and warrants that such Subscriber has received the investment warning that, (i) no securities registration pursuant to Article 4, Paragraph 1 of the Financial Instruments and Exchange Law of Japan (the “FIEL”) has been made or will be made with respect to the solicitation of the application for the acquisition of the Shares pursuant to the private placement exemption as provided for in Article 23-13, Paragraph 1 of the FIEL (the “Private Placement Warning for Qualified Institutional Investor”) and (ii) any such solicitation of the Shares is made on condition that the Shares held by the Qualified Institutional Investors may not be transferred to another person in any way other than to other Qualified Institutional Investors; and

Subscription Agreement	SA-10

(12)
hereby confirms, undertakes and covenants that, at the time of transfer of the Shares, such Subscriber will provide the prospective transferee with a written notice which includes the Private Placement Warning for Qualified Institutional Investor, and that such Subscriber will also procure an agreement by which the transferee shall not transfer any of the Shares to any person in any way other than to other Qualified Institutional Investors.

(n)          Each Subscriber who is a Japanese Investor and does not qualify as a Qualified Institutional Investor:

(13)
hereby represents and warrants that such Subscriber has received the investment warning that, (i) no securities registration pursuant to Article 4, Paragraph 1 of the FIEL has been made or will be made with respect to the solicitation of the application for the acquisition of the Shares pursuant to the private placement exemption as provided for in Article 23-13, Paragraph 4 of the FIEL (the “Private Placement Warning for Non-Qualified Institutional Investor”); and

(14)
hereby confirms, undertakes and covenants that, at the time of transfer of the Shares, such Subscriber will provide the prospective transferee with a written notice which includes the Private Placement Warning for Non-Qualified Institutional Investor.

(o)          The Subscriber, whether or not a Qualified Institutional Investor, acknowledges and agrees that the above-mentioned transfer restrictions shall apply to the Subscriber in addition to any other applicable requirements or restrictions provided elsewhere in this Subscription Agreement.

United Kingdom Investors

(p)          If the Subscriber is a person domiciled or situated in, or with its registered office in, the United Kingdom, the Subscriber confirms that:

(1)
it is a “professional investor” as defined in Article 4(1)(ag) of the Directive 2011/61/EU (with the reference to the Directive 2004/39/EC being understood to be a reference to Directive 2014/65/EU); or

(2)
it is a person to whom the Company may lawfully be marketed under the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended) (the “FPO”), including certain persons having professional experience in matters relating to investments, which includes persons who are authorized under the Financial Services and Markets Act 2000 as set out in Article 19 of the FPO, high net worth companies, high net worth unincorporated associations or partnerships, trustees of high value trusts, each as set out in Article 49 of the FPO, and persons who qualify as certified sophisticated investors as set out in Article 50 of the FPO; and

(3)	it will not hold the Shares for or on behalf of any other person; and

(4)	the decision to invest in the Company was made solely by the Subscriber.

Subscription Agreement	SA-11

(q)        The Subscriber acknowledges that it will be treated, for the purposes of the Directive 2011/61/EU (“AIFMD”), as an investor domiciled in the United Kingdom and therefore, for the purposes of assessing the requirements applicable to the Subscriber’s investment in the Company, the laws and regulations of the United Kingdom implementing the AIFMD and governing the private placement of the Company shall apply to the exclusion of the laws and regulations of any other member state of the European Economic Area (“EEA”).

Data Protection Representations and Warranties – For EEA Non-Natural Person Investors Only

(r)          The Subscriber represents and warrants that it has complied with all of its obligations under the GDPR and each other applicable law relating to the protection of personal data (“Data Protection Legislation”), in respect of any personal data the Subscriber has provided to the Company and/or Star Mountain, their affiliates, representatives and/or service providers (whether directly or indirectly) in connection with the Subscriber’s investment.

(s)          The Subscriber undertakes to continue to comply with all Data Protection Legislation in force from time to time for such period as the Subscriber is a shareholder of the Company, so far as it relates to the Subscriber’s investment in the Company.

(t)          The Subscriber acknowledges that it is a data controller of all personal data provided by it, whether directly or indirectly, to the Company and/or Star Mountain, their affiliates, representatives and/or service providers, and accordingly the Subscriber represents and warrants that it has collected, processes, and will transfer all such personal data lawfully in accordance with Data Protection Legislation.

(u)          The Subscriber represents and warrants that it provided or will provide the privacy notice in the form set out at Appendix E hereto to any individuals whose personal data was or is to be transferred, whether directly or indirectly, to the Company, Advisor, Star Mountain, or any of their affiliates, representatives and/or service providers, prior to obtaining and transferring that personal data.

(v)          The Subscriber represents and warrants that any personal data transferred, whether directly or indirectly, to the Company, Advisor, Star Mountain, or any of their affiliates, representatives and/or service providers, may be lawfully transferred to a jurisdiction outside the EEA and that the Subscriber has obtained the data subject’s valid consent in compliance with Data Protection Laws to any such a transfer, having informed the data subject of the possible risks of such transfers.

Indemnification

The Subscriber understands the meaning and legal consequences of the representations, warranties, agreements, covenants and confirmations set out above and agrees that the subscription made hereby, if accepted by the Company, will be accepted in reliance thereon.  The Subscriber agrees to indemnify and hold harmless the Company and the Advisor (including for this purpose their respective partners, members, other beneficial owners, officers and employees, and each person who controls either of them within the meaning of Section 20 of the Exchange Act) (each, an “Indemnified Party”) from and against any and all loss, damage, liability or expense, including reasonable costs and attorneys’ fees and disbursements, which an Indemnified Party may incur by reason of, or in connection with, any representation or warranty made herein (or in the accompanying Subscriber Information Form) not having been true, correct and complete when made or when deemed repeated, or any breach thereof, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, in the Subscriber Information Form or in any other document provided by the Subscriber to the Company.  This indemnification shall survive the Subscriber’s death or disposition of its Shares of the Company.

Subscription Agreement	SA-12

Miscellaneous

(a)          The Subscriber agrees that neither this Subscription Agreement, nor any of the Subscriber’s rights, interest or obligations hereunder, is transferable or assignable by the Subscriber, and further agrees that the transfer or assignment of any Shares acquired pursuant hereto shall be made only in accordance with the provisions hereof, the Memorandum and all applicable laws.

(b)          The Subscriber agrees that, except as permitted by applicable law, it may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder, and that this Subscription Agreement shall survive the death or legal disability of the Subscriber and shall be binding upon the Subscriber’s heirs, executors, administrators, successors and assigns.

(c)          This Subscription Agreement has been duly authorized, executed and delivered by the Subscriber and, upon due authorization, execution and delivery by the Company, will constitute the valid and legally binding agreement of the Subscriber enforceable in accordance with its terms against the Subscriber, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (iii) considerations of public policy or the effect of applicable law relating to fiduciary duties.

(d)          The execution, delivery and performance of this Subscription Agreement and the Memorandum by the Subscriber do not and will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which the Subscriber is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, violate the organizational documents of the Subscriber, or violate in any material respect any statute, regulation, law, order, writ, injunction or decree to which the Subscriber is subject.  The Subscriber has obtained all authorizations, consents, approvals and clearances of all courts, governmental agencies and authorities and such other persons, if any, required to permit the Subscriber to enter into this Subscription Agreement and the Memorandum and to consummate the transactions contemplated hereby and thereby.

(e)          All of the representations, warranties, covenants, agreements, indemnities and confirmations set out above and in the Subscriber Information Form shall survive the acceptance of the subscription made herein and the issuance of any Shares.

(f)          The Subscriber hereby agrees that any representation made hereunder will be deemed to be reaffirmed by the Subscriber at any time it makes an additional capital contribution to the Company and the act of making such additional contribution will be evidence of such reaffirmation.

Subscription Agreement	SA-13

(g)          The Subscriber acknowledges that information concerning the Subscriber contained herein and in the records of the Company may be provided to Star Mountain and professional advisers for any purpose.

(h)         This Subscription Agreement together with the Subscriber Information Form constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.

(i)        Within eight business days after receipt of a written request therefor from the Company, the Subscriber agrees to provide such information and to execute and deliver such documents as the Company may deem reasonably necessary to comply with any and all laws, rules, regulations, orders and ordinances to which the Company is or may be subject.

(j)          The Subscriber acknowledges and agrees that the Company may release confidential information about it or Related Person, to any governmental authority, self-regulatory organization or any other person, if the Company, in its sole discretion, determines that it is required to do so or it is in the best interest of the Company to do so.

(k)          If the Subscriber is subscribing for Shares as a record owner in its capacity as agent, custodian, representative or nominee on behalf of one or more beneficial owners, it agrees that the representations, warranties and covenants made in this Subscription Agreement are made by it on behalf of itself and the beneficial owners of the Shares subscribed for hereby.

(l)         To the extent permitted by applicable law, each party hereto hereby irrevocably waives all right of trial by jury in any action, proceeding or counterclaim, arising out of or in connection with this Subscription Agreement or any matter arising hereunder.

(m)        If any provision of this Subscription Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such applicable law.  Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof shall be severable.

Notices

Any notice required or permitted to be given to the Subscriber in relation to the Company shall be sent to the address specified in Question 2, Contact Information, of the Subscriber Information Form accompanying this Subscription Agreement or to such other address as the Subscriber designates by written notice received by the Company.  To the extent required by the Advisers Act, as amended, the Advisor will notify the Company of any change in the membership of the Advisor within a reasonable time after the change.

Governing Law

This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Subscription Agreement	SA-14

Third Party Rights

An Indemnified Party who is not a party to this Subscription Agreement and who is granted rights pursuant to this Subscription Agreement may, in its own right enforce its rights subject to and in accordance with the provisions of the Contracts (Rights of Third Parties) Law, 2014, as amended, modified, re-enacted or replaced.

Notwithstanding any other term of this Subscription Agreement, the consent of any Indemnified Party who is not a party to this Subscription Agreement is not required for any amendment to, or variation, release, rescission or termination of this Subscription Agreement.

Subscription Agreement	SA-15

SIGNATURE PAGE
(Complete and sign)

By signing below, the Subscriber (1) confirms that the information contained in the Subscriber Information Form is accurate and complete, (2) agrees to the terms of the Subscription Agreement (including the subscription for the Shares in the amount set forth below) and the Memorandum, and (3) requests that the records of the Company reflect the Subscriber’s admission as a shareholder.

AMOUNT OF SUBSCRIPTION
Dated:	$

Print name of Subscriber

Signature

Print name and title/representative capacity of any person signing on behalf of an entity.

Signature of Spouse or Other Joint Subscriber (if applicable)

Print name of Spouse or Other Joint Subscriber (if applicable♦)

Signature of IRA custodian or trustee (if applicable♦♦)

Print name and representative capacity of any person signing as an IRA custodian or trustee

♦             If you are married and live in a community property state, both you and your spouse must sign.  Community property states are Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington and Wisconsin.
♦♦           The signature of the beneficial owner of the IRA is not required on this line.  Only the signature of the IRA custodian or trustee is required on this line.

Subscription Agreement	SA-16

FOR INTERNAL USE ONLY -- To be completed by Star Mountain Fund Management, LLC

Investor: _____________

Control Number: _______________

Commitment/Subscription Amount of $_____________________ is _____ accepted _____ declined.

Capital Contribution Amount of $___________________ received.

Star Mountain Lower Middle-Market Capital Corp.

By:          Star Mountain Fund Management, LLC, its investment adviser

By:          ____________________________________
Name:
Title:

Date:________________, 202__

Subscription Agreement	SA-17

ADDITIONAL SUBSCRIPTION FORM

Star Mountain Lower Middle-Market Capital Corp.
c/o Star Mountain Fund Management, LLC
140 East 45th Street, 37th Floor
New York, NY 10017
Attn: Chris Gimbert

Dear Sir/Madam:

The undersigned hereby wishes to make an additional capital commitment (the “Additional Capital Commitment”) to Star Mountain Lower Middle-Market Capital Corp.  The undersigned agrees that as of the date set forth below (i) the undersigned is making the Additional Capital Commitment on the terms and conditions contained in the subscription agreement, dated as of ____________, previously executed by the undersigned and accepted by the Advisor (the “Subscription Agreement”), (ii) the representations and warranties of the undersigned contained in the Subscription Agreement are true and correct in all material respects, (iii) the information provided in the Subscriber Information Form and in the section Anti-Money Laundering and Related Representations, Warranties and Covenants in the Subscription Agreement is correct, and (iv) that the background information provided to the Advisor is true and correct in all material respects.  The undersigned agrees to notify the Advisor promptly in writing should there be any change in any of the foregoing information.

Dated: ___________________

FOR INDIVIDUALS	FOR INVESTORS OTHER THAN INDIVIDUALS

Signature	Print Name of Entity Investor
By
Print Name of Investor (i.e., individual name, JTWROS)	Authorized Signature

Additional Investor Signature if Investing Jointly	Print Name

Print Name	Print Title

ADDITIONAL SUBSCRIPTION AMOUNT:	$

Subscription Agreement	SA-18

FOR INTERNAL USE ONLY -- To be completed by Star Mountain Fund Management, LLC

Investor:____________

Control Number:______________

Additional Subscription Amount of $_____________________ is _____ accepted _____ declined.

Capital Contribution Amount of $___________________ received.

Star Mountain Lower Middle-Market Capital Corp.

By:          Star Mountain Fund Management, LLC, its investment adviser

By:          ____________________________________
Name:          Brett A. Hickey
Title:

Date:________________, 202__

Subscription Agreement	SA-19

APPENDIX A

Definition of “Investments”

“Investments” means:

(1)	Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the Subscriber that owns such securities, unless the issuer of such securities is:

(a)	An investment company or a company that would be an investment company but for the exclusions or exemptions provided by the Investment Company Act, or a commodity pool; or

(b)	A Public Company (as defined below);

(c)
A company with shareholders’ equity of not less than $50,000,000 (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent financial statements; provided, that such financial statements present the information as of a date within 16 months preceding the date on which the Subscriber acquires the Shares;

(2)	Real estate held for investment purposes;

(3)	Commodity Interests (as defined below) held for investment purposes;

(4)	Physical Commodities (as defined below) held for investment purposes;

(5)	To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

(6)
In the case of a Subscriber that is a company that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such Subscriber pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Subscriber upon the demand of the Subscriber; and

(7)	Cash and cash equivalents (including foreign currencies) held for investment purposes.

Real estate that is used by the owner or a Related Person (as defined below) of the owner for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such owner or a Related Person of the owner, will NOT be considered real estate held for investment purposes; provided, that real estate owned by a Subscriber who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes.  However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by Section 280A of the Code.
Appendix A	A-1

A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the Subscriber who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Interests, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

“Commodity Interests” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

(a)	Any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

(b)	Any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

“Financial Contract” means any arrangement that:

(a)
takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

(b)
is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

(c)	is entered into in response to a request from a counterparty for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

“Physical Commodities” means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Interests above.

“Public Company” means a company that:

(a)	files reports pursuant to Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended; or

(b)	has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act.

“Related Person” means a person who is related to the Subscriber as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Subscriber, or is a spouse of such descendant or ancestor; provided, that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner.  “Family Company” means a company, partnership or trust that owns not less than $5,000,000 in investments and that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

For purposes of determining the amount of investments owned by a company, there may be included investments owned by majority-owned subsidiaries of the company and investments owned by a company (“Parent Company”) of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.

Appendix A	A-2

APPENDIX B

Other Definitions

AMLSG List Country: A country specified in the list published by the Cayman Islands’ Anti-Money Laundering Steering Group.  For such list, see: https://www.cima.ky/list-of-equivalent-jurisdictions.

Close Associate: With respect to a Senior Foreign Political Figure, a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.  With respect to a Politically Exposed Person, any natural person who is known to hold the ownership of control of a legal instrument or person jointly with a Politically Exposed Person, or who maintains some other kind of close business of personal relationship with a Politically Exposed Person, or who holds the ownership or control of a legal instrument or person which is known to have been established to the benefit of a Politically Exposed Person.

FATF: The Financial Action Task Force on Money Laundering.

Foreign Bank: An organization that (a) is organized under the laws of a country outside the United States; (b) engages in the business of banking; (c) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (d) receives deposits to a substantial extent in the regular course of its business; and (e) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

Foreign Shell Bank: A Foreign Bank without a Physical Presence in any country: does not include a Regulated Affiliate.

Government Entity: Any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

Immediate Family: With respect to a Senior Foreign Political Figure or a Politically Exposed Person, typically includes that person’s parents, siblings, spouse, children and in-laws.

Municipal Entity: Any state, a political subdivision thereof or municipal corporate instrumentality of the above, including (a) any agency, authority or instrumentality of the above, (b) any plan, program or pool of assets sponsored or established by the above and (c) any other issuer of municipal securities.

Municipal Escrow Investments: Proceeds of municipal securities and any other funds of a Municipal Entity or obligated person, such as a guarantor, that are deposited in an escrow account to pay the principal of, premium, if any, and interest on one or more issues of municipal securities.

Appendix B	B-1

Non-Cooperative Jurisdiction: Any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur.  For FATF’s list of non-cooperative countries and territories, see http://www.fatf-gafi.org/topics/high-riskandnon-cooperativejurisdictions.

Offshore Bank: A Foreign Bank operating under an Offshore Banking License.

Offshore Banking License: A license to conduct banking activities which, as a condition of the license, prohibits the licensed entity from conducting banking activities with the citizens of, or with the local currency of, the country which issued the license.

Physical Presence: A place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (a) employs one or more individuals on a full-time basis; (b) maintains operating records related to its banking activities; and (c) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

Politically Exposed Person: Includes: (a) a person who is or has been entrusted with prominent public functions by a foreign country, for example a Head of State or of government, senior politician, senior government, judicial or military official, senior executive of a state owned corporation, and important political party official; (b) a person who is or has been entrusted domestically with prominent public functions, for example a Head of State or of government, senior politician, senior government, judicial or military official, senior executive of a state owned corporation, and important political party official; and (c) a person who is or has been entrusted with a prominent function by an international organization like a member of senior management, such as a director, a deputy director and a member of the board or equivalent functions.

Proceeds of Municipal Securities: Any of the following: (a) monies derived by a Municipal Entity from the sale of municipal securities; (b) investment income derived from the investment or reinvestment of the monies in (a); (c) any monies of a Municipal Entity or obligated person, such as a guarantor, held in funds under legal documents for the municipal securities that are reasonably expected to be used as security or a source of payment for the payment of the debt service on the municipal securities, including, reserves, sinking funds, and pledge funds created for such purposes and (d) the investment income derived from the investment or reinvestment of monies in such funds.

Publicly Traded Company: An entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or country other than a Non-Cooperative Jurisdiction or a wholly-owned subsidiary of such an entity.

Qualified Plan: A tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer that is organized in the U.S. or is a U.S. Government Entity.

Regulated Affiliate: A Foreign Shell Bank that: (a) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.

Appendix B	B-2

Related Person: With respect to any entity, interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that in the case of an entity that is a Publicly Traded Company or a Qualified Plan, the term “Related Person” shall exclude any interest holder holding less than 5% of any class of securities of such Publicly Traded Company and beneficiaries of such Qualified Plan.

Senior Foreign Political Figure: A senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation.  In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

USA PATRIOT Act: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001 (Pub. L. No. 107-56).

Appendix B	B-3

APPENDIX C

IRS WITHHOLDING TAX FORMS

All Subscribers are required to submit appropriate tax forms.  With respect to Subscribers purchasing interests as either joint tenants with right of survivorship or tenants-in-common, please note that each individual must sign and complete the appropriate U.S. Internal Revenue Service (“IRS”) Form(s), including any successor forms.  Subscribers who are grantors of a “grantor trust,” and “grantor trusts” with multiple grantors, must provide an IRS Form W-9 or W-8 for each grantor.

Please carefully review the instructions accompanying the IRS Form(s) that the Subscriber is completing.  The Company will not consider an IRS Form complete unless the Subscriber has submitted all statements, certifications or other documents required by the applicable IRS Form(s).  Please note that Subscribers may be required to provide updated tax forms (and certain other information from time to time).

The most recent versions of the relevant IRS Forms and their instructions are located at the IRS website at http://www.irs.gov, and are listed below.  Subscribers should contact their own tax advisors on how to complete such forms and any attachments.

IRS Form W-9 and Instructions
http://www.irs.gov/pub/irs-pdf/fw9.pdf
http://www.irs.gov/pub/irs-pdf/iw9.pdf

IRS Form W-8BEN-E and Instructions
http://www.irs.gov/pub/irs-pdf/fw8bene.pdf
http://www.irs.gov/pub/irs-pdf/iw8bene.pdf

IRS Form W-8BEN and Instructions
http://www.irs.gov/pub/irs-pdf/fw8ben.pdf
http://www.irs.gov/pub/irs-pdf/iw8ben.pdf

IRS Form W-8ECI and Instructions
http://www.irs.gov/pub/irs-pdf/fw8eci.pdf
http://www.irs.gov/pub/irs-pdf/iw8eci.pdf

IRS Form W-8EXP and Instructions
http://www.irs.gov/pub/irs-pdf/fw8exp.pdf
http://www.irs.gov/pub/irs-pdf/iw8exp.pdf

IRS Form W-8IMY and Instructions
http://www.irs.gov/pub/irs-pdf/fw8imy.pdf
http://www.irs.gov/pub/irs-pdf/iw8imy.pdf

Appendix C	C-1

APPENDIX D

Definition of “U.S. Person”

For purposes of the Subscription Agreement, the term “U.S. Person” means:

(1)	Any natural person resident in the United States;

(2)	Any partnership or corporation organized or incorporated under the laws of the United States;

(3)	Any estate of which any executor or administrator is a U.S. person;

(4)	Any trust of which any trustee is a U.S. person;

(5)	Any agency or branch of a foreign entity located in the United States;

(6)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(7)	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(8)	Any partnership or corporation if:

(A)	Organized or incorporated under the laws of any foreign jurisdiction; and

(B)
Form by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in § 230.501(a)) who are not natural persons, estates or trusts.

Appendix D	D-1

APPENDIX E

GENERAL DATA PROTECTION REGULATION

DATA PROTECTION INFORMATION AND DISCLOSURES TO EUROPEAN UNION INVESTORS

Why are you receiving this notice?

It will be necessary for you to provide certain personal information to Star Mountain Lower Middle-Market Capital Corp., (the “Company”) and Star Mountain Fund Management, LLC (“Star Mountain”, together, “us” or “we”) about you, or, in the case of a Subscriber that is not a natural person, information relating to your officers, directors, partners, members, ultimate beneficial owners or employees.  In accordance with our obligations under the EU General Data Protection Regulation (2016/679) (“GDPR”), we are giving you this notice to let you know how we treat the personal information you provide.

If at any point you have questions about this notice or how your personal data will be treated, you should contact the Company at operations@starmountaincapital.com.

Who is responsible for your personal data?

The Company (and, to a limited extent, the Advisor) will be the “data controller” for the information you provide.  This means that we will be responsible for how your personal data is treated.

What personal information will be collected and used?

The types of personal information relating to you that we may process include:

•	your (or your officers’, directors’, partners’, members’ or employees’) name, address, and other contact information, date of birth and gender;
•	your (or your officers’, directors’, partners’, members’ or employees’) bank account details and tax identification details;
•	your place of employment or other source(s) of wealth;
•	your communications with personnel of Star Mountain;
•	information regarding your eligibility to acquire Shares of the Company; and
•	copies of your (or your officers’, directors’, partners’, members’ or employees’) passport and other official documentation for identity or address verification purposes.

What do we use your personal information for?

We need your personal information for the following primary reasons.

Appendix E	E-1

First, we need to obtain and retain certain personal information about you in order to perform our contractual obligations to you as a Subscriber in the Company.  For example: (i) using the information you provide to process and register your initial subscription; (ii) using your name and contact details for updating you on the Company’s performance and other matters relating to its operation; and (iii) using your bank account details to remit funds to you as necessary.

Second, we need to obtain and retain personal data from you to comply with our legal and regulatory obligations.  These include, preventing fraud and conducting “Know Your Client”, anti-money laundering, terrorist financing, and conflict checks.  The information we require to perform these checks may include copies of your official identification documents, utility bills, home address, date of birth, Social Security number or other personal information that can help us confirm your identity.

In addition to the above, we also need your personal information:

•
to exercise and comply with the Company’s and Star Mountain’s rights and obligations at law or under regulation, where such obligations are not set out under the laws of EU member states, or under contract, including for the establishment, exercise or defense of legal claims;

•
to manage and administer the Company’s and Star Mountain’s business and to improve relationships with you and other investors in the Company or investors in other funds managed by Star Mountain, and assist with investor relationship management, and for marketing and business development activities and analysis;

•
to communicate with you in respect of the Company or other products offered by Star Mountain or its affiliates, for risk assessment and control, for statistical and trend analysis, for system administration, operation, testing and support and to operate control systems and management information systems;

•	to help detect, prevent, investigate, and prosecute fraud and/or other criminal activity;
•	to manage Star Mountain’s information technology and to ensure the security of Star Mountain’s systems;
•
to disclose information to a governmental, tax or regulatory body, financial market, broker or other intermediaries, counterparties, court, auditors or other third parties and to conduct compliance activities, when any of Star Mountain and the Company think this is in any of their, or someone else’s interests, but where EU law does not require the Company or Star Mountain to make this disclosure or conduct these activities;

•
to establish, exercise or defend legal claims and in order to protect and enforce Star Mountain’s and the Company’s rights, property, or safety, or to assist the investors in the Company or investors in other funds managed by Star Mountain, or others to do this;

•
to investigate and respond to any complaints about Star Mountain and its business or any incidents relating to Star Mountain or the Company or Star Mountain’s business and to help maintain quality and to deal with complaints and disputes; and

•
to make certain assessments about you in order to assess your investment objectives, risk tolerance, and understanding of investment risk to assess the suitability of an investment in the Company or other product offered by Star Mountain or its affiliates.

When processing your personal information, each of the Company and Star Mountain will be subject to, and shall comply with, the relevant requirements contained in the GDPR.

Appendix E	E-2

What happens if you choose not to provide your personal data?

As explained above, we require your personal data to be able to comply with our legal and regulatory obligations, to operate the fund and to perform your investment.  Accordingly, if you do not provide the information requested, we will not be able to accept your subscription application.

Who do we share your personal information with?

The Company and/or Star Mountain may share certain of your personal information with the following categories of third parties for the following reasons:

•
the Company’s administrator and any of its affiliates and other sub-processors as may be necessary to provide fund administration services for the purposes of carrying out money laundering checks and administering your investment in the Company;

•	advisers (e.g. auditors, legal counsel and tax advisers) to the Company and/or Star Mountain relating to or in connection with your subscription to the Company;
•	affiliates of the Company and/or Star Mountain (including their officers, directors, partners or employees) for the purpose of the management of your investment; and
•	law enforcement agencies, regulatory or tax authorities and other governmental or public agencies or authorities.

They may in turn use the services of their affiliates or service providers to process your personal information where necessary or appropriate.  Where we share your personal information with a third party, we require the recipients of that personal information to put in place adequate measures to protect it.

Is your personal data transferred outside of Europe?

The Company’s operations involve various affiliated entities and non-affiliated service providers based outside of the European Economic Area (the “EEA”) to enable the Company to operate and fulfil your investment and meet our own legal and regulatory obligations.  Sometimes, the data protection laws in the recipient’s jurisdiction are less protective than those in the EEA.

Our non-EEA third-party suppliers to which we transfer personal data to facilitate and manage your investment are currently located in the following jurisdictions: the British Virgin Islands, the Cayman Islands and the United States of America.

Our non-EEA affiliates to which we transfer personal data to facilitate and manage your investment are currently located in: the United States of America, Hong Kong, South Korea and Japan.

When we transfer your personal information outside of the EEA to a jurisdiction with a less robust data protection regime than the EEA, we will take appropriate steps to ensure it is adequately protected in compliance with GDPR.  We will do this by entering into appropriate data transfer agreements with third-party recipients of your personal information incorporating model clauses approved by the European Commission governing such data transfers.  Please contact the company at operations@starmountaincapital.com if you would like a copy of the model clauses or further information regarding these transfers.

Appendix E	E-3

How long is your personal information retained?

We will not retain your personal information for longer than is necessary for the purposes explained above.  Generally, we will retain your personal information specifically concerning your investment for a minimum of 6 years after you have exited your investment in the Company.  We may retain your personal information for longer if it is considered necessary, for example, in light of actual or potential legal action or a regulatory investigation at the time of scheduled erasure.  We may retain your name, email address, and other contact details for a longer period for the purposes of marketing further fund raisings to you in the future.

Your rights in relation to the personal information we process about you

You have various rights in relation to the personal information we hold about you.  These include:

•	the right to request access to your personal information and obtain a copy of the information we hold about you;
•	the right to correct your personal information that we hold where it is incomplete or inaccurate;
•	the right to have your personal information erased where there is no good reason for us continuing to use or retain it;
•	the right to request that your personal information is used only for restricted purposes;
•	if the lawful basis for processing your personal information is either our or a third party’s legitimate interests, the right to object to your personal information being processed;
•	the right to require certain of your personal information to be transferred to you or a third party; and
•	the right to lodge a complaint with the relevant data protection authority in your jurisdiction (for example, the Information Commissioner’s Office in the United Kingdom).

If you wish to exercise any of these rights you should contact the Company at operations@starmountaincapital.com.

Questions or complaints

If you have any questions or complaints regarding the processing of your personal information by the Company and/or Star Mountain, in the first instance, please contact the Company and/or Star Mountain directly. If you do NOT wish for the Company and/or Star Mountain to also use your information in order to provide you with information regarding investments or products sponsored by Star Mountain or its affiliates in which you may be interested, please contact Star Mountain.

Appendix E	E-4